12c. Concentrations in Sales to Few Customers	12 Months Ended
Dec. 31, 2011
Risks and Uncertainties [Abstract]
12c. Concentrations in Sales to Few Customers
Note 17 - Concentrations in Sales to Few Customers

The largest two customers accounted for 84% and 39% of revenues for the year ended December 31, 2011 and 2010, respectively, as well as, 100% and 15% of the Company's accounts receivable balance at December 31, 2011 and 2010, respectively. An adverse change in the Company's relationship with these customers could negatively affect the Company's revenues and their results of operations. One of these customers subsequently terminated services as of February 29, 2012, and the other customer has prepaid licensing fees in 2011 for the right to use certain audio/video content through approximately September 30, 2012. We currently have no agreements with them beyond that date.